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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 8, 1998


                             QUARTERDECK CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                         0-19207               95-4320650
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

             13160 MINDANAO WAY
            MARINA DEL REY, CALIFORNIA                              90292
      (Address of Principal Executive Offices)                    (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 309-3700



                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events.

         On July 8, 1998, Quarterdeck Corporation announced the resignation of its Chief Executive Officer and the appointment of an interim President. A copy of the press release dated July 8, 1998 with respect to the announcement is filed herewith as Exhibit 99.1.

Item 7.       Financial Statements and Exhibits.

         The following is filed as an exhibit to this Current Report on Form
8-K:

         99.1     Press Release dated July 8, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


Dated: July 8, 1998                        QUARTERDECK CORPORATION



                                           By: /s/ Frank R. Greico
                                              -----------------------------
                                               Frank R. Greico
                                               Senior Vice President and
                                               Chief Financial Officer